UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     March 6, 2013
---------------------------------------------

AmTrust Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware                001-33143                04-3106389

(State or other jurisdiction        (Commission            IRS Employer
of incorporation)            File Number)            Identification No.)

59 Maiden Lane, 6th Floor, New York, New York            10038

(Address of principal executive offices)                (Zip Code)

Registrant’s telephone number, including area code    (212) 220-7120
---------------------------------------------

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Item 8.01	Other Events.
First Nonprofit Insurance Company has sent a letter to certain of its policyholders, a copy of which is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description

99.1	Letter to First Nonprofit policyholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmTrust Financial Services, Inc.
---------------------------------------------------------------
(Registrant)

Date    March 12, 2013
-------------------------

/s/ Stephen Ungar
---------------------------------------------------------------
Stephen Ungar
General Counsel and Secretary